EXHIBIT 99.1

Contact:  Neenah Paper, Inc.

Bill McCarthy

Vice President — Financial Analysis and Investor Relations

678-518-3278

Neenah Completes Purchase of

Premium Brands From Wausau Paper

ALPHARETTA, GEORGIA — January 31, 2012 — Neenah Paper, Inc. (NYSE:NP) announced today completion of the previously announced purchase of certain premium paper brands and other assets from Wausau Paper Corp.

Key components of the transaction include:

•                  A cash payment of $21 million to acquire:

•                  Astrobrights®, Astroparche® and Royal brands.

•                  Exclusive license rights for a portion of Exact® brand specialty business, including Index, Tag and Vellum Bristol.

•                  Approximately one month of finished goods inventory.

•                  Converting equipment for retail grades.

•                  A supply agreement under which Wausau will manufacture and supply certain products to Neenah Paper during a transition period.

Annual sales from the purchased brands are estimated to be approximately $100 million and the Company expects to incur one-time costs related to the integration of approximately $10 million.

“We have been very pleased with both reaction from customers and the high level of collaboration with Wausau following the initial announcement. Our Fine Paper team is excited to market these brands as part of Neenah,” said John O’Donnell, Chief Executive Officer. “The transaction strengthens our leadership position in the premium papers market, while providing future growth opportunities in new channels such as retail. By leveraging our existing infrastructure to make and sell these profitable brands, this transaction will also create significant value for our shareholders.”

The purchase was financed through the Company’s existing credit facility and cash on hand. Additional information about the purchase and its impact on 2012 results will be shared in the Company’s Fourth Quarter Earnings Call on February 21, 2012.

About Neenah Paper, Inc.

Neenah Paper is a leader in premium image and performance-based products, including filtration, specialized substrates used for tapes, labels and other products, and high-end printing papers. Products are marketed under well-known brands such as CLASSIC®, Astrobrights®, ENVIRONMENT®, CRANE®, SUNDANCE®,  KIMDURA®, Gessner®, JET-PRO® SofStretch(TM) and varitess®. Neenah Paper is headquartered in Alpharetta, Georgia and sells products in over 70 countries worldwide from manufacturing operations in the United States and Germany. Additional information about Neenah Paper can be found at the company’s web site, www.neenah.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us and are subject to risks and uncertainties that could cause actual results to differ materially including, but not limited to: (i) unexpected challenges associated with the integration of the Wausau premium business; (ii) changes in prices for pulp, energy, latex and other raw materials, (iii) worldwide economic conditions, (iv) U.S. dollar/Euro and other exchange rates, (v) significant capital and credit market volatility, (vi) the availability of raw materials, (vii) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and (viii) the ability of the company to realize anticipated cost savings. These and other factors that could cause or contribute to actual results differing materially from any forward-looking statements are discussed in more detail in our other filings with the Securities and Exchange Commission.  Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Neenah Paper, Inc. cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance.